UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2016

CORPORATE CAPITAL TRUST II

(Exact name of registrant as specified in its charter)

Delaware	814-01108	47-1595504
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On May 12, 2016, Corporate Capital Trust II (the “Company”) issued a press release announcing that beginning in May 2016, the Company will start publishing its net asset value on a monthly basis.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01      Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2016		CORPORATE CAPITAL TRUST II
a Delaware statutory trust

	By:	/s/ Steven D. Shackelford
Steven D. Shackelford President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 12, 2016